UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2009

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	000-25887	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 S. LaSalle Suite 400 Chicago, Illinois		60603 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 564-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)                                Departure of Directors or Certain Officers; Election of Directors;Appointments of Certain Officers; Compensatory Arrangements of CertainOfficers.

On July 22, 2009, James B. Nicholson, 66, was appointed to the Boards of Directors of PrivateBancorp, Inc. (the “Company”) and The PrivateBank and Trust Company (“The PrivateBank – Chicago”), one of the Company’s bank subsidiaries.  Mr. Nicholson was appointed as a Class II director with a term expiring at the Company’s 2012 annual stockholders’ meeting.  The appointment of Mr. Nicholson increased the size of the Company’s Board of Directors to 15.    Mr. Nicholson was also appointed to the Audit Committee of the Company’s and The PrivateBank – Chicago’s Boards of Directors.

Mr. Nicholson is President and Chief Executive Officer of PVS Chemicals, Inc., an international manufacturer, distributor and marketer of chemicals and related environmental services based in Detroit, Michigan.  Before joining PVS in 1972, Mr. Nicholson held positions with First National Bank of Chicago in London, England and Dublin, Ireland.  From April 2005 until October 2007, Mr. Nicholson was Chairman of the Board of LaSalle Bank Midwest, N.A.

Consistent with the Company’s current compensation structure for its non-employee directors as previously disclosed in the Company’s 2009 annual meeting proxy statement, upon his appointment, Mr. Nicholson was awarded 2,599 restricted stock units with a value of $50,000 under the Company’s 2007 Long-Term Incentive Compensation Plan.  One-twelfth of the restricted stock units were vested upon issuance, and the remainder will vest in equal monthly installments and will be fully vested on the date of the 2010 annual meeting of stockholders.  Mr. Nicholson will be also be entitled to receive a $50,000 annual cash retainer, the same annual cash retainer payable to the Company’s other non-employee directors.

There have been no transactions between the Company and Mr. Nicholson that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. On July 22, 2009, the Company issued the attached press release regarding Mr. Nicholson’s appointment, which is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated July 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2009	PRIVATEBANCORP, INC. By: /s/ Larry D. Richman Larry D. Richman President and Chief Executive Officer
By:/s/ Kevin M. Killips Kevin M. Killips Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated July 22, 2009